EX-99.19a-1

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October-2023
Distribution amount per share	$0.02029

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00730	36%	0.08606	34%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01299	64%	0.16705	66%
Other Capital Source
Total (per common share)	0.02029	100%	0.25311	100%
Average annual total return (in relation to NAV) for the five years ended 9-30-2023				1.84%
Annualized current distribution rate expressed as a percentage of month end NAV as of 9-30-2023				8.54%
Cumulative total return (in relation to NAV) for the fiscal year through 9-30-2023				3.92%
Cumulative fiscal year distributions as a percentage of NAV as of 9-30-2023				8.88%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-1023

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	September-2023
Distribution amount per share	$0.02051

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00718	35%	0.07683	33%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01333	65%	0.15599	67%
Other Capital Source
Total (per common share)	0.02051	100%	0.23282	100%
Average annual total return (in relation to NAV) for the five years ended 8-31-2023				2.00%
Annualized current distribution rate expressed as a percentage of month end NAV as of 8-31-2023				8.49%
Cumulative total return (in relation to NAV) for the fiscal year through 8-31-2023				4.94%
Cumulative fiscal year distributions as a percentage of NAV as of 8-31-2023				8.03%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0923

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	August-2023
Distribution amount per share	$0.02072

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00704	34%	0.07006	33%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01368	66%	0.14225	67%
Other Capital Source
Total (per common share)	0.02072	100%	0.21231	100%
Average annual total return (in relation to NAV) for the five years ended 7-31-2023				2.10%
Annualized current distribution rate expressed as a percentage of month end NAV as of 7-31-2023				8.52%
Cumulative total return (in relation to NAV) for the fiscal year through 7-31-2023				4.87%
Cumulative fiscal year distributions as a percentage of NAV as of 7-31-2023				7.27%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0823

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	July-2023
Distribution amount per share	$0.02086

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00709	34%	$0.06322	33%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01377	66%	0.12837	67%
Other Capital Source
Total (per common share)	$0.02086	100%	$0.19159	100%
Average annual total return (in relation to NAV) for the five years ended 6-30-2023				2.07%
Annualized current distribution rate expressed as a percentage of month end NAV as of 6-30-2023				8.54%
Cumulative total return (in relation to NAV) for the fiscal year through 6-30-2023				4.45%
Cumulative fiscal year distributions as a percentage of NAV as of 6-30-2023				6.54%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0723

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	June-2023
Distribution amount per share	$0.02118

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00720	34%	$0.05634	33%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01398	66%	0.11439	67%
Other Capital Source
Total (per common share)	$0.02118	100%	$0.17073	100%
Average annual total return (in relation to NAV) for the five years ended 5-31-2023				2.15%
Annualized current distribution rate expressed as a percentage of month end NAV as of 5-31-2023				8.56%
Cumulative total return (in relation to NAV) for the fiscal year through 5-31-2023				5.06%
Cumulative fiscal year distributions as a percentage of NAV as of 5-31-2023				5.75%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0623

MFS® Intermediate Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	May-2023
Distribution amount per share	$0.02142

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each November 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00728	34%	$0.04935	33%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01414	66%	0.10020	67%
Other Capital Source
Total (per common share)	$0.02142	100%	$0.14955	100%
Average annual total return (in relation to NAV) for the five years ended 4-30-2023				2.45%
Annualized current distribution rate expressed as a percentage of month end NAV as of 4-30-2023				8.51%
Cumulative total return (in relation to NAV) for the fiscal year through 4-30-2023				6.02%
Cumulative fiscal year distributions as a percentage of NAV as of 4-30-2023				4.95%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MINSN-0523